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                                                                  EXHIBIT 10.109


                   AMENDMENT NO. 2 TO ASSET PURCHASE AGREEMENT


        This AMENDMENT NO. 2 TO ASSET PURCHASE AGREEMENT (this "Amendment") is dated as of August 8, 2001 and entered into by and among IVonyx Group Services, Inc., a Delaware corporation ("IVonyx"), IVonyx, Inc., a California corporation and a wholly-owned subsidiary of IVonyx ("IVonyx Sub"), drkoop LifeCare, Inc. (formerly known as Infusion Acquisition Sub, Inc.), a Delaware corporation ("Acquisition Sub"), and drkoop.com, Inc., a Delaware corporation ("Parent" and, together with Acquisition Sub, the "Koop Parties"). IVonyx and IVonyx Sub are collectively referred to herein as the "IVonyx Parties" or individually as an "IVonyx Party."

                                 R E C I T A L S

        WHEREAS, on April 13, 2001, IVonyx, IVonyx Sub, Acquisition Sub and Parent entered into the Asset Purchase Agreement, as amended by Amendment No. 1 thereto dated as of July 30, 2001 (as amended, the "Purchase Agreement"); and

        WHEREAS, pursuant to Section 12.6 of the Purchase Agreement, IVonyx, IVonyx Sub, Acquisition Sub and Parent now desire to amend the Purchase Agreement as hereinafter provided.

                                A M E N D M E N T


        NOW, THEREFORE, the Parties agree as follows:

    1. All capitalized terms used herein and not otherwise defined herein shall have the respective meanings assigned thereto in the Purchase Agreement.

    2. Section 12.1(a)(ii) is hereby amended by deleting the words "one hundred and twenty (120) days from the date hereof" and replacing them with the words "August 17, 2001".

    3. Unless otherwise indicated, all references in this Amendment to designated "sections" are to the designated Sections of the Purchase Agreement.

    4. Except as modified by the foregoing, the terms and conditions of the Purchase Agreement shall remain in full force and effect.

    5. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

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    6.  This Amendment shall be construed, interpreted and the rights of the
Parties determined in accordance with the laws of the State of California (without giving effect to its conflicts of law principles).



                            [Signature Page Follows]



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        IN WITNESS WHEREOF, the Parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written.

                                     IVONYX:

                                     IVONYX GROUP SERVICES, INC.


                                     By: /s/ ALBERT J. HENRY
                                        ----------------------------------------
                                        Name:  Albert J. Henry
                                        Title: Chairman

                                     IVONYX SUB:

                                     IVONYX, INC.


                                     By: /s/ ALBERT J. HENRY
                                        ----------------------------------------
                                        Name:  Albert J. Henry
                                        Title: Chairman

                                     ACQUISITION SUB:


                                     DRKOOP LIFECARE, INC.


                                     By: /s/ RICHARD M. ROSENBLATT
                                        ----------------------------------------
                                     Name: Richard M. Rosenblatt
                                          --------------------------------------
                                     Title: Chief Executive Officer
                                           ------------------------------------

                                     PARENT:

                                     DRKOOP.COM, INC.


                                     By: /s/ RICHARD M. ROSENBLATT
                                        ----------------------------------------
                                     Name: Richard M. Rosenblatt
                                          --------------------------------------
                                     Title: Chief Executive Officer
                                           ------------------------------------


                                  Exhibit E-1